Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenues	$ 2,020,048	$ 2,608,809
Direct cost of revenues	216,682	362,768
Gross Profit	1,803,366	2,246,041
Operating Expenses
Sales and marketing	1,936,524	1,570,519
Research and development	1,057,768	948,636
Transaction expenses	1,264,688
General and administrative	5,653,656	2,219,481
Total Operating Expenses	9,912,636	4,738,636
Loss From Operations	(8,109,270)	(2,492,595)
Other Income (Expense)
Interest, net	(333,726)	(416,428)
Amortization of debt discount	(632,380)	(1,980,224)
Amortization of deferred financing costs	(347,632)
Gain on change in fair value of derivative liabilities	542,283	787,433
Other income		12,156
Total Other Expense	(771,455)	(1,597,063)
Net Loss	$ (8,880,725)	$ (4,089,658)
Net Loss Per Common Share - Basic and Diluted	$ (0.17)	$ (0.10)
Weighted Average Number of Common Shares Outstanding - Basic and Diluted	52,737,927	40,425,241